UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: September 2, 2003
                        (Date of Earliest Event Reported)

                               BOSS HOLDINGS, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-23204
                                               -------

Delaware                                                         58-1972066
--------                                                         ----------
(State or other jurisdiction of                                (IRS Employer
incorporation or organization)                               Identification No.)

                              221 West First Street
                             Kewanee, Illinois 61443
                             -----------------------
                    (Address of principal executive offices)

                                 (309) 852-2131
                                 --------------
                         (Regsitrant's telephone number)

Item 4.  Changes in Registrant's Certifying Accountant

     On September 2, 2003 the Audit Committee of the Board of Directors of Boss Holdings, Inc. (the "Registrant") engaged McGladrey & Pullen, LLP ("McGladrey") as its independent accountants to audit the Registrant's financial statements for the fiscal year ending December 27, 2003. In addition, the Audit Committee of the Board of Directors dismissed Grant Thornton LLP ("Grant Thornton") as the Registrant's independent accountants.

     The reports of Grant Thornton on the Registrant's consolidated financial statements for the years ended December 28, 2002 and December 29, 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of the Registrant's consolidated financial statements for the two most recent fiscal years and through September 2, 2003,
(i) there have been no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused them to make reference thereto in their reports on the Registrant's consolidated financial statements for such years, and (ii) no other reportable event has occurred of the type described in Item 304(a)(1)(v) of SEC Regulation S-K.

     During the Registrant's two most recent fiscal years ended December 28, 2002, and December 29, 2001, respectively, and during the subsequent interim period preceding the dismissal of Grant Thornton, the Registrant has not consulted with McGladrey regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements.

     The Registrant has requested that Grant Thornton furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Registrant. A copy of that letter, dated September 4, 2003, is filed as Exhibit 16 to this Current Report on form 8-K.

     McGladrey & Pullen, LLP is a national certified public accounting firm with over 100 offices throughout the U.S. McGladrey will staff and service its audit engagement with the Registrant from its Iowa/Western Illinois regional office, which includes over 350 professionals. McGladrey's regional office is located approximately 50 miles from the Registrant's headquarters in Kewanee, Illinois. This closer proximity should provide increased accessibility while reducing the expense associated with the Registrant's independent accounting services.


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

Item 7.  Financial Statements and Exhibits

     (a)  Exhibits

          16 Letter dated September 4, 2003 from Grant Thornton LLP to Securities and Exchange Commission regarding change in certifying accountant of the Registrant.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      BOSS HOLDINGS, INC.


Dated:  September 2, 2003                      By: /s/  J. Bruce Lancaster
        -----------------                          -----------------------
                                               J. Bruce Lancaster
                                               Chief Financial Officer
                                               (principal financial officer)


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